UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 25, 2008

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, 37th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 885-2500

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 9, 2008, Craig T. Monaghan will replace J. Gordon Smith as the Senior Vice President and Chief Financial Officer of Asbury Automotive Group, Inc. (the “Company”). Mr. Monaghan, 51, served as the Chief Financial Officer at Sears Holdings Corp. between September 2006 and January 2007. From May 2000 to August 2006, he served as Executive Vice President and Chief Financial Officer of AutoNation, Inc., the nation’s largest automotive retailer. Mr. Monaghan has no family relationships with any director or executive officer of the Company, nor does he have any related person transactions with the Company, or any of its directors, executive officers or greater than 5% stockholders.

In connection with the above, on April 30, 2008, the Company executed an offer letter with Mr. Monaghan dated April 22, 2008, pursuant to which he will become a full-time employee of the Company and serve as the Company’s Senior Vice President and Chief Financial Officer. Under the terms of the offer letter, Mr. Monaghan will receive a base salary of $600,000 per year. In addition, through participation in the Company’s annual cash bonus program, Mr. Monaghan will be eligible for a target annual bonus of $420,000, representing 70% of his base salary based on the achievement of certain Company objectives established by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) during the first quarter of the fiscal year. Any cash bonus payable to Mr. Monaghan for 2008 will be pro-rated based upon the number of months he is employed with the Company during 2008.

On the date Mr. Monaghan joins the Company, he will receive a grant of 30,000 shares of unvested restricted stock of the Company, par value $.01 per share (the “Restricted Stock”), which shares vest 100% on the third anniversary of the grant date (subject to his continued employment). The shares of Restricted Stock granted to Mr. Monaghan will include the right to receive dividend equivalents in cash in the same amount as dividends declared and paid to the Company’s stockholders. Mr. Monaghan will also receive an award of 20,000 performance units which will convert into up to, or may even exceed, 20,000 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), in the first quarter of 2011 based upon the Company’s actual performance during the years 2008, 2009 and 2010 against certain performance objectives established by the Compensation Committee. Dividend equivalents on these performance units will be accrued and paid in cash at the time shares of the Common Stock are issued on conversion. Mr. Monaghan will also be eligible to receive an annual equity award under the Company’s equity compensation plan during the first quarter of each year. The Restricted Stock, the performance units and any other equity awards granted to Mr. Monaghan will be subject to acceleration upon a change in control of the Company. For a further discussion on the mechanics of the Company’s performance units and bonus plans, see the “Compensation Discussion and Analysis” section of the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2008.

Mr. Monaghan is also entitled to certain perquisites, including an automobile allowance of $800 per month, a relocation package (including a relocation allowance of $5,000), a gross up for any taxes payable by Mr. Monaghan with respect to his relocation package, and other benefits generally available to the Company’s executives or all Company employees.

Subject to executing a general release in favor of the Company and pursuant to the terms of that certain severance agreement executed by Mr. Monaghan on April 30, 2008, in the event his employment is terminated without cause and does not involve a change in control of the Company, Mr. Monaghan will be entitled to receive severance payments providing for one year of base salary, a pro-rated bonus and benefits continuation for one year. If Mr. Monaghan’s employment is terminated without cause within two years following a change in control, he will be entitled to three years of base salary, a pro-rated bonus and benefits continuation for three years. If his office is relocated by more than 50 miles, his base salary is reduced or his duties or title are diminished, he may trigger the termination provisions of his agreement. Mr. Monaghan will not be entitled to severance in the event of termination due to death, disability, retirement, voluntary resignation or cause.

In addition, Mr. Monaghan will enter into the Company’s standard indemnification agreement. The indemnification agreement will be identical in all material respects to the Company’s previously filed Indemnification Agreement for its officers and directors, filed with the SEC on March 11, 2004 as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

The information set forth above is qualified in its entirety by reference to the offer letter between the Company and Mr. Monaghan, dated April 22, 2008, attached hereto as Exhibit 10.1, and the agreement executed on April 30, 2008 outlining his severance arrangements, attached hereto as Exhibit 10.2, which exhibits are incorporated herein by reference.

Item 8.01	Other Events.

On April 29, 2008, the Company issued a press release announcing Mr. Monaghan’s appointment. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Letter Agreement between Craig T. Monaghan and Asbury Automotive Group, Inc., dated April 22, 2008

10.2	Severance Agreement between Craig T. Monaghan and Asbury Automotive Group, Inc., dated April 30, 2008

10.3	Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the SEC on March 11, 2004)

99.1	Press Release dated April 29, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: May 1, 2008	By:	/s/ Charles R. Oglesby
	Name:	Charles R. Oglesby
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement between Craig T. Monaghan and Asbury Automotive Group, Inc., dated April 22, 2008

10.2	Severance Agreement between Craig T. Monaghan and Asbury Automotive Group, Inc., dated April 30, 2008

10.3	Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the SEC on March 11, 2004)

99.1	Press Release dated April 29, 2008